UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2004

MEDIA GENERAL, INC.

(Exact name of registrant as specified in its charter)

Commonwealth of Virginia	54-0850433
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

333 E. Franklin St., Richmond, VA	23219
(Address of principal executive offices)	(Zip Code)

(804) 649-6000

(Registrant’s telephone number, including area code)

N/A

(Former name, former address and former fiscal year,

if changed since last report.)

Item 5. Other Events and Regulation FD Disclosure

On May 3, 2004, the Company mailed a proxy statement giving notice of a special meeting of Class B Common Stockholders to be held on May 28, 2004. A copy of the proxy statement is filed as exhibit 99.1.

Exhibits
99.1	Proxy Statement for the Special Meeting of Class B Common Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MEDIA GENERAL, INC.

DATE: May 3, 2004	/s/ Marshall N. Morton
Marshall N. Morton
Vice Chairman and Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Proxy Statement for the Special Meeting of Class B Common Stockholders.

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